EXHIBIT 10.1

INCREASE AGREEMENT
This Increase Agreement (this “Agreement”) is made as of November 22, 2016, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership (the “Borrower”), KEYBANK, NATIONAL ASSOCIATION, as a Lender (“KeyBank”), BANK OF AMERICA, N.A., as a Lender (“Bank of America”), SUNTRUST BANK, as a Lender (“SunTrust”), CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender (“Capital One”), JPMORGAN CHASE BANK, N.A., as a Lender (“JPMorgan”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender (“Wells”) and KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of December 12, 2014, as amended by that certain First Amendment to Credit Agreement dated as of May 27, 2015, with respect to certain financial accommodations to be provided by the Administrative Agent and the Lenders to the Borrower (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms utilized herein which are defined in the Credit Agreement shall have the same meaning herein);

WHEREAS, the Borrower has requested that the aggregate amount of the Commitments evidenced by the Credit Agreement be increased to $550,000,000.00 pursuant to an exercise of its accordion rights as provided in Section 2.08(d) of the Credit Agreement, and (a) each of KeyBank, Bank of America, Capital One, SunTrust and Wells has agreed to increase its Commitment as provided herein and (b) U.S. Bank National Association has agreed to become a Lender pursuant to a certain Joinder Agreement executed simultaneously herewith.

WHEREAS, in connection with the increase of the aggregate Commitments evidenced by the Credit Agreement, JPMorgan is terminating and reducing to zero ($0.00) the amount of its Commitment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Administrative Agent, KeyBank, JPMorgan, Bank of America, Capital One, SunTrust and Wells, as follows:

1.Effective upon the date hereof, the Total Commitment of the Lenders under the Credit Agreement is hereby increased to Five Hundred Fifty Million Dollars ($550,000,000.00). In connection therewith, (a) KeyBank, in its capacity as a Lender, hereby increases its Commitment to $85,000,000.00, (b) Bank of America, in its capacity as Lender, hereby increases its Commitment to $85,000,000.00, (c) Capital One, in its capacity as Lender, hereby increases its Commitment to $85,000,000.00, (d) SunTrust, in its capacity as Lender, hereby increases its Commitment to $85,000,000.00, and (e) Wells, in its capacity as Lender, hereby increases its Commitment to $85,000,000.00.

2.Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by Schedule 2.01 annexed hereto.

3.Effective upon the date hereof, and as evidenced by JPMorgan’s signature hereto, the Commitment of JPMorgan is hereby terminated and reduced to $0.00. Effective as of the date hereof, JPMorgan shall no longer be deemed to be a party to the Credit Agreement or a Lender, Syndication Agent, Joint Bookrunner or Joint Lead Arranger for any purposes under the Credit Agreement or the other Loan Documents, and shall not have any of the rights or obligations of a Lender, Syndication Agent, Joint Bookrunner or Joint Lead Arranger thereunder.

4.Effective upon the date hereof, Bank of America, SunTrust, Capital One and Wells are hereby designated as Co-Syndication Agents under the Credit Agreement. Effective upon of the date hereof, KeyBanc Capital Markets, Merrill Lynch, Pierce, Fenner and Smith Incorporated, SunTrust Robinson Humphrey, Inc., Capital One, and Wells Fargo Securities, LLC are hereby designated as Joint Lead Arrangers and Joint Bookrunners under the Credit Agreement.

5.The provision of Section 2.08(d) of the Credit Agreement requiring that the amount of any increase in the Total Commitments be in increments of not less than Fifty Million Dollars ($50,000,000) in excess of One Hundred Million Dollars ($100,000,000) is hereby waived solely in connection with the increase of the Total Commitments set forth in this Agreement.

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6.The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.

7.Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.

8.Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Administrative Agent and the Lenders.

9.The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Agreement.

10.This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles.

11.Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Administrative Agent and/or Lenders or its counsel in entering into this Agreement.

12.	This Agreement shall constitute a Loan Document.

13.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

14.This Agreement shall be binding upon Borrower, Administrative Agent, KeyBank, JPMorgan, Bank of America, Capital One, SunTrust and Wells and their respective successors and assigns and shall inure to the benefit of Borrower, Administrative Agent, KeyBank, JPMorgan, Bank of America, Capital One, SunTrust and Wells and their respective successors and assigns.

15.This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.

16.This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be executed by their authorized officers as of the day and year first above written.

BORROWER:

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation, its General Partner

	By:	/s/ Javier F. Bitar
	Name:	Javier F. Bitar
	Title:	Chief Financial Officer and Treasurer

Signature Page to Increase Agreement

KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

Signature Page to Increase Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

Signature Page to Increase Agreement

SUNTRUST BANK

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Group Vice President

Signature Page to Increase Agreement

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Vice President

Signature Page to Increase Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mindy R. Ginsburg
Name:	Mindy R. Ginsburg
Title:	Authorized Officer

Signature Page to Increase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Ricky Nahal
Name:	Ricky Nahal
Title:	Vice President

Signature Page to Increase Agreement

Schedule  2.01

Name	Revolving Commitment	Revolving Loan Applicable Percentage/Term Loan Applicable Percentage/Applicable Percentage
KeyBank, National Association	$85,000,000.00	15.4545454546%
Capital One, National Association	$85,000,000.00	15.4545454546%
Bank of America, N.A.	$85,000,000.00	15.4545454546%
SunTrust Bank	$85,000,000.00	15.4545454546%
Wells Fargo Bank, National Association	$85,000,000.00	15.4545454546%
Fifth Third Bank	$50,000,000.00	9.0909090909%
U.S. Bank National Association	$50,000,000.00	9.0909090909%
Associated Bank	$25,000,000.00	4.5454545455%

TOTAL	$550,000,000.00	100.0000000000%

Schedule 2.01

GUARANTOR CONFIRMATION

Each of the undersigned hereby acknowledges and consents to the foregoing Increase Agreement and acknowledges and agrees that it remains obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the respective Guaranty provided by the undersigned dated December 12, 2014, including, without limitation, repayment of the principal sum of Five Hundred Fifty Million and 00/100 Dollars ($550,000,000.00) (subject to increase to an aggregate principal sum of up to One Billion Two Hundred Fifty Million and 00/ 100 Dollars ($1,250,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation

By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer

GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (WEST JEFFERSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (TUCSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SIMI VALLEY AMERICAN) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SIMI VALLEY TAPO) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (AUBURN HILLS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation, its General Partner
		By:	/s/ Javier F. Bitar
		Name:	Javier F. Bitar
		Title:	Chief Financial Officer and Treasurer

GRIFFIN (SAN JOSE) ESSENTIAL ASSET REIT II,LLC
GRIFFIN (HILLSBORO) ESSENTIAL ASSET REIT II,LLC
GRIFFIN (LINCOLNSHIRE) ESSENTIAL ASSET REIT II,LLC
GRIFFIN (NORTH CHARLESTON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LAS VEGAS BUFFALO) ESSENTIAL ASSET REIT II,LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation, its General Partner
		By:	/s/ Javier F. Bitar
		Name:	Javier F. Bitar
		Title:	Chief Financial Officer and Treasurer

Guarantor Confirmation